UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 28, 2003
         -------------------------------------------------------------
                Date of Report (Date of earliest event reported)




                             Fidelity Bancorp, Inc.
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                  0- 22288              25-1705405
-----------------------------  ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
     of incorporation)                                     Identificaton Number)

  1009 Perry Highway, Pittsburgh, PA                        15237
---------------------------------------                  ------------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (412) 376-3300
                                                    ------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              FIDELITY BANCORP INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

         On May 28, 2003, the Registrant notified KPMG LLP, ("KPMG") Certified Public Accountants, of its decision to dismiss KPMG as its independent auditors. The decision to change accountants was approved by the audit committee of the Registrant's Board of Directors.

         KPMG's reports on the Registrant's consolidated financial statements for the two fiscal years ended September 30, 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with audits of the two fiscal years ended September 30, 2002 and any subsequent interim period preceding the date hereof, there were no disagreements or reportable events between the Registrant and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         ------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

16.1 Letter  of  concurrence  from  KPMG  LLP,  Certified  Public   Accountants,
     regarding change in certifying accountant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIDELITY BANCORP, INC.



Date: June 4, 2003         By:      /s/Richard G. Spencer
                                    ---------------------
                                    Richard G. Spencer
                                    President and Chief Executive Officer